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                                                                   EXHIBIT 10.11

                     INVESTOR STOCKHOLDERS JOINDER AGREEMENT

      THIS INVESTOR STOCKHOLDERS JOINDER AGREEMENT (this "Joinder") is executed as of May __, 2004, by and among Bostrom Holding, Inc., a Delaware corporation (the "Company") and the Persons listed on Schedule A attached hereto (the "New Investors").

      WHEREAS, the Company, Onex Corporation, J2R Partners VII and certain other stockholders of the Company are party to that certain Investor Stockholders Agreement, dated as of October 5, 2000, as amended (the "Stockholders Agreement"). Capitalized terms used but not defined herein have the meaning given to them in the Stockholders Agreement.

      WHEREAS, the New Investors have acquired shares in the Company pursuant to that certain Agreement and Plan of Merger, dated even herewith, by and between the Company, Trim Merger Co., and Trim Systems, Inc.

      WHEREAS, the Company desires to provide the New Investors rights under the Stockholders Agreement as set forth herein.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Joinder. The parties hereto agree that, by and upon execution of this Joinder, each New Investor (i) shall be a party to the Stockholders Agreement,
(ii) shall be an "Other Stockholder" and a "Stockholder" (as such terms are defined in the Stockholders Agreement) and (iii) shall be entitled to the rights and benefits and subject to the duties and obligations of an Other Stockholder and a Stockholder thereunder, as fully as if such New Investor had been an original signatory thereto in such capacity.

      2. Continuing Effect. Other than as modified in accordance with the foregoing provisions, the remaining terms of the Stockholders Agreement remain in full force and effect.

      3. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

      4. Governing Law. All questions concerning the construction, validity and interpretation of this Joinder shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of Delaware.

      5. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    * * * * *

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      IN WITNESS WHEREOF, this Joinder has been entered into as of the date first above written.

                               BOSTROM HOLDING, INC.

                               By:  ______________________________
                               Name:______________________________
                               Its: ______________________________

                               ONEX DHC LLC

                               By:  ______________________________
                               Name:______________________________
                               Its: ______________________________

                               TRIM SYSTEMS EXECUTIVE INVESTCO LLC

                               By:  ______________________________
                               Name:______________________________
                               Its: ______________________________

                               TRIM SYSTEMS EXECUTIVE INVESTCO II LLC

                               By:  ______________________________
                               Name:______________________________
                               Its: ______________________________

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   [Continuation of signature page to Investor Stockholders Joinder Agreement]

                               AMON CANADIAN INVESTMENTS, LTD.

                               By:  ______________________________
                               Name:______________________________
                               Its: ______________________________

                               MHON CANADIAN INVESTMENTS, LTD

                               By:  ______________________________
                               Name:______________________________
                               Its: ______________________________

                               J2R PARTNERS II

                               By:  ______________________________
                               Name:______________________________
                               Its: ______________________________

                               ________________________________________
                               Marni L. Johnson

                               ________________________________________
                               Ronald A. Johnson

                               ________________________________________
                               Robert R. Hibbs

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  [Continuation to signature page for Investor Stockholders Joinder Agreement]

Acknowledged and Agreed:

                                  J2R PARTNERS VI

_______________________________   By:___________________________________________
S.A. JOHNSON                      Its:__________________________________________

                                  BAIRD CAPITAL PARTNERS III
                                  LIMITED PARTNERSHIP

_______________________________   By:___________________________________________
SCOTT D. RUED                     Its:__________________________________________

                                  BCP III AFFILIATES FUND
                                  LIMITED PARTNERSHIP

_______________________________   By:___________________________________________
J. REID PORTER                    Its:__________________________________________

                                  BCP III SPECIAL AFFILIATES
                                  LIMITED PARTNERSHIP

_______________________________   By:___________________________________________
CARL E. NELSON                    Its:__________________________________________

                                  BAIRD CAPITAL PARTNERS II
                                  LIMITED PARTNERSHIP

_______________________________   By:___________________________________________
DAVID J. HULS                     Its:__________________________________________

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  [Continuation to signature page for Investor Stockholders Joinder Agreement]

                                  BCP II AFFILIATES FUND
                                  LIMITED PARTNERSHIP

_______________________________   By:___________________________________________
DANIEL F. MOORSE                  Its:__________________________________________

                                  RANDOLPH STREET PARTNERS II

_______________________________   By:___________________________________________
JUDITH V. VIJUMS                  Its:__________________________________________

HIDDEN CREEK INDUSTRIES           NORWEST EQUITY PARTNERS VII, LP

By:____________________________   By:___________________________________________
Its:___________________________   Its:__________________________________________

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                                   Schedule A

                                  ONEX DHC LLC
                       TRIM SYSTEMS EXECUTIVE INVESTCO LLC
                     TRIM SYSTEMS EXECUTIVE INVESTCO II LLC
                         AMON CANADIAN INVESTMENTS, LTD.
                         MHON CANADIAN INVESTMENTS, LTD
                                 J2R PARTNERS II
                                Marni L. Johnson
                                Ronald A. Johnson
                                 Robert R. Hibbs